UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 3, 2010
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On March 3, 2010, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing the online availability of the Partnership’s 2009 Investor Tax Reporting Packages.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Partnership’s website at www.martinmidstream.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit
Number	Description
99.1	Press release dated March 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC,
Its General Partner

Date: March 3, 2010	By:	/s/ Robert D. Bondurant,
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated March 3, 2010.

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